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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement Nos. 33-60310, 33-90452, 33-94594, 333-10811 and 333-74269 of The Gymboree
Corporation and subsidiaries on Forms S-8 of our report dated April 12, 2000, appearing in this Annual Report on Form 10-K of The Gymboree Corporation and subsidiaries for the fiscal year ended January 29, 2000.

/s/ DELOITTE & TOUCHE LLP

San Francisco, California
April 24, 2000